Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Payables and Accruals [Abstract]
Accrued payroll and welfare	$ 34,523	$ 18,982
Payable for advertisement	18,783	9,871
Balance of users' virtual accounts	14,175	779
Other tax payables	9,457	4,694
Accrued professional services fee	3,417	1,438
VAT payable	1,543	1,919
Others	5,911	2,282
Total	$ 87,809	$ 39,965